(logo) PNC

REAL ESTATE

MIDLAND LOAN SERVICES

ANNUAL STATEMENT OF COMPLIANCE

of

MIDLAND LOAN SERVICES A DIVISION OF

PNC BANK, NATIONAL ASSOCIATION

Pursuant to the requirements of the applicable Servicing Agreement for the transactions listed on Schedule I hereto, the undersigned, David D. Spotts, as Executive Vice President of Midland Loan Services, a division of PNC Bank, National Association, hereby certifies, subject to any limitations listed on Schedule I hereto, as of the date hereof, solely in his capacity as an officer and not in his individual capacity, as follows:

1.        A review of the Servicer’s activities during the calendar year 2023 (the “Reporting Period”) and of its performance under the Servicing Agreement has been made under the undersigned officer’s supervision;

2.        To the best of the undersigned officer’s knowledge, based on such review, the Servicer has fulfilled all of its obligations under the Servicing Agreement in all material respects throughout the Reporting Period;

3.        To the best of the undersigned officer’s knowledge, based on such review, each sub- servicer (if any) has fulfilled its obligations under its sub-servicing agreement in all material respects;

4.        The Servicer has maintained an effective internal control system over the servicing of the mortgage loans included in the transactions listed on Schedule I; and

5.        The Servicer has not received any notice during the Reporting Period regarding qualification, or challenging the status of any REMIC pursuant to the Servicing Agreement from the IRS or any other governmental agency or body.

Dated: February 22, 2024

Midland Loan Services, a division of

PNC Bank, National Association

/s/ David D. Spotts

David D. Spotts

Executive Vice President

Member of The PNC Financial Services Group

10851 Mastin Boulevard Overland Park, Kansas 66210

800-327-8083

www.pnc.com/midland

Schedule I

Morgan Stanley Capital I, Inc.

Recipient Role	Deal Name	Series Number	Midland Role
Depositor	Morgan Stanley Capital I, Inc.	Series 2004-IQ7	Special Servicer
Depositor	Morgan Stanley Capital I, Inc.	Series 2004-IQ8	Special Servicer
Issuer	Morgan Stanley 2007-XLC1	Series 2007 XLC1	Master Servicer
Depositor	Morgan Stanley Capital I, Inc.	Series 2007-IQ15	Primary Servicer
Depositor	Morgan Stanley Capital I, Inc.	Series 2006-IQ12	Primary Servicer
Depositor	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5	Series 2012-C5	Primary Servicer
Depositor - General Counsel	Morgan Stanley Capital I, Inc.	Series 2012-C6	Special Servicer
Depositor	Morgan Stanley Capital I, Inc.	Series 2012-C6	Special Servicer
Depositor	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7	Series 2013-C7	Master and Special Servicer
Depositor	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9	Series 2013-C9	Master Servicer
Depositor	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10	Series 2013-C10	Master and Special Servicer

Master Servicer of the Milford Plaza Fee loan under the MSBAM 2013-C9 PSA.

Special Servicer of the Mall at Tuttle Crossing loan under the MSBAM 2013-C11 PSA

Depositor                                           Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12          Series 2013-C12                                           None

Master and Special Servicer of the Burnham Center loan under the MSBAM 2013-C10 PSA.

Special Servicer of the Westfield Countryside loan under the MSBAM 2013-C11 PSA

Depositor	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20	Series 2015-C20	Master Servicer
Depositor	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21	Series 2015-C21	None
Master Servicer of the Discovery Business Center under the MSBAM 2015-C20 PSA.
Depositor	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22	Series 2015-C22	Special Servicer
Depositor	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23	Series 2015-C23	None

Master and Special Servicer (from 7/8/15) of the TKG 3 Retail Portfolio under the MS 2015-MS1 PSA.

Master and Special Servicer of the US StorageMart Portfolio under the CGBAM 2015-SMRT PSA

Special Servicer of the Hilton Garden Inn W 54th loan under the MSBAM 2015-C22 PSA.

Depositor                                           Morgan Stanley Capital I Trust 2015-MS1                                              Series 2015-MS1                                           Master Servicer

Special Servicer of the Hilton Garden Inn W 54th loan under the MSBAM 2015-C22 PSA.

Depositor                                           Morgan Stanley Bank of America Merrill Lynch Trust 2015-C24           Series 2015-C24                                            Special Servicer

Depositor	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C26	Series 2015-C26	None

Special Servicer of the Coastal Equities Retail Portfolio under the MSBAM 2015-C24 PSA.

Special Servicer of the Herald Center loan under the MSBAM 2015-C25 PSA

Depositor	Morgan Stanley Capital I Trust 2015-XLF2	Series 2015-XLF2	Master and Special Servicer
Depositor	Morgan Stanley Capital I Trust 2015-UBS8	Series 2015-UBS8	Master Servicer

Master Servicer of the Cape May Hotels and Charles River Plaza North loans serviced under the CSAIL 2015-C3 PSA.

Master Servicer of the WPC Department Store Portfolio loan under the BACM 2015-UBS7 PSA

Depositor                                           Morgan Stanley Bank of America Merrill Lynch Trust 2015-C27          Series 2015-C27                                            None

Special Servicer of the Herald Center loan serviced under the MSBAM 2015-C25 PSA.

Depositor                                           Morgan Stanley Capital I Trust 2016-UBS9                                            Series 2016-UBS9                                         None

Master Servicer of the Twenty Ninth Street Retail loan under the GSM 2015-GS2 PSA.

Master Servicer of the Ellenton Premium Outlets, 525 Seventh Ave loans serviced under the MSC 2015-UBS8 PSA.

Primary Servicer of the Gulfport Premium Outlets loan under the MSBAM 2016-C29 PSA.

Primary Servicer of the Grove City Premium Outlets under the BACM 2016-UBS10 PSA.

Depositor                                           Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29          Series 2016-C29                                             Primary Servicer

Primary Servicer of the Grove City Premium Outlets under the BACM 2016-UBS10 PSA.

Depositor                                           Morgan Stanley Capital I Trust 2016-UBS11                                          Series 2016-UBS11                                        Master Servicer

Depositor                                           Morgan Stanley Bank of America Merrill Lynch Trust 2016-C30.         Series 2016-C30                                             None

Master Servicer of the Columbia Center loan under the CGCMT 2016-P5 PSA.

Depositor                                           Morgan Stanley Capital I Trust 2016-BNK2                                            BANK 2016-BNK2                                       None

Master Servicer of The Orchard loan under the MSC 2016-UBS12 PSA.

Depositor                                           Morgan Stanley Capital I Trust 2016-UBS12                                          Series 2016-UBS12                                        Master Servicer

Depositor                                           Morgan Stanley Bank of America Merrill Lynch Trust 2017-C33           Series 2017-C33                                              Special Servicer

Master Servicer on the Pentagon Center loan under the GSMS 2017-GS6 PSA. Special Servicer on the Pentagon Center loan under the GSMS 2017-GS6 PSA until May 2, 2023.

Master Servicer on the Gateway Crossing loan under the MSC 2017-H1 PSA.

Depositor                                           Morgan Stanley Capital I Trust 2017-H1                                                  Series 2017-H1                                                 Master Servicer

Depositor                                           BANK 2017-BNK5                                                                                   BANK 2017-BNK5                                           None

Master Servicer on the Starwood Capital Group Hotel Portfolio and Gateway Net Lease Portfolio loans under the DBJPM 2017-C6 PSA.

Master Servicer on the iStar Leased Fee Portfolio loan under the MSC 2017-H1 PSA.

Special Servicer on the Starwood Capital Group Hotel Portfolio and Gateway Net Lease Portfolio loans under the DBJPM 2017-C6 PSA until May 5, 2023

Depositor                                           BANK 2017-BNK8                                                                                   BANK 2017-BNK8                                          None

Special Servicer on the Cabela's Industrial Portfolio under the GSMS 2017-GS8 PSA until May 10, 2023

Depositor                                           Morgan Stanley Capital I Trust 2017-HR2                                               Series 2017-HR2                                                Primary Servicer

Depositor	BANK 2018-BNK11	BANK 2018-BNK11	None

Master Servicer on the Extra Space - TIAA Self Storage Portfolio under the CGCMT 2018-B2 PSA.

Depositor                                           Morgan Stanley Capital I Trust 2018-H3                                                 Series 2018-H3                                                  None

Master Servicer on the Fort Knox Executive Park and Axcelis Corporate Center loans under the CGCMT 2018-B2 PSA.

Master Servicer on the Orlando Airport Marriott lakeside loan under the UBS 2018-C11 PSA.

Depositor                                           BANK 2018-BNK14                                                                                 BANK 2018-BNK14                                         None

Special Servicer on the Starwood Hotel Portfolio under the WFCM 2018-C47 PSA until April 24, 2023, and on the Navika-Six Portfolio under the MSC 2018-L1 PSA until April 27, 2023.

Master and Special Servicer on the Navika-Six Portfolio under the MSC 2018-L1 PSA.

Depositor                                           Morgan Stanley Capital I Trust 2018-L1                                                  Series 2018-L1                                                 Master and Special Servicer

Master and Special Servicer on the Shelbourne Global Portfolio I under the UBS 2018-C13 PSA.

Depositor                                           Morgan Stanley Capital I Trust 2018-H4                                                 Series 2018-H4                                                 Master Servicer

Master Servicer on the 1001 Frontier Road loan under the MSC 2019-L2 PSA.

Depositor Depositor	ILPT Trust 2019-SURF Morgan Stanley Capital I Trust 2019-L2	Series 2019-SURF Series 2019-L2	Servicer Master Servicer
Depositor	BANK 2019-BNK17	Series 2019-BNK17	Special Servicer
Master Servicer on the ILPT Hawaii Portfolio loan under the ILPT 2019-SURF PSA.
Depositor	Morgan Stanley Capital I Trust 2019-PLND	Series 2019-PLND	Servicer
Depositor	Morgan Stanley Capital I Trust 2019-H6	Series 2019-H6	Master & Special Servicer
Master Servicer on The Block Northway loan under the BBCMS 2019-C3 PSA.

Special Servicer on The Block Northway loan under the BBCMS 2019-C3 PSA until May 10, 2023.

Special Servicer on the Tower 28 loan under the Bank 2019-BNK17 PSA.

Master Servicer on the ILPT Hawaii Portfolio loan under the ILPT 2019-SURF PSA and on the SoCal Retail Portfolio loan under the MSC 2019-H7 PSA.

Depositor                                           Morgan Stanley Capital I Trust 2019-H7                                                 Series 2019-H7                                                    Master Servicer

Primary Servicer on the 3 Columbus Circle loan under the BMARK 2019-B10 PSA.

Special Servicer on the Tower 28 loan under the Bank 2019-BNK17 PSA

Master Servicer on the FedEx Niles loan under the MSC 2019-H6 PSA.

Special Servicer on the FedEx Niles loan under the MSC 2019-H6 PSA until April 24, 2023.

Depositor                                           BANK 2019-BNK20                                                                                 Series 2019-BNK20                                           None

Master Servicer on the Grand Canal Shoppes and the Legacy Tower loans under the MSC 2019-H7 PSA.

Depositor                                           Morgan Stanley Capital I Trust 2019-L3                                                  Series 2019-L3                                                    None

Master Servicer on the Grand Canal Shoppes loan under the MSC 2019-H7 PSA and on the Royal Palm Place loan under the MSC 2020-L4 PSA

Depositor                                           Morgan Stanley Capital I Trust 2019-MEAD                                           Series 2019-MEAD                                             Master & Special Servicer

Depositor	Morgan Stanley Capital I Trust 2020-L4	Series 2020-L4	Master Servicer

Master Servicer on the Sol y Luna loan under the CSAIL 2020-C19 PSA.

Depositor                                           Morgan Stanley 2020-BNK26                                                                  Series 2020-BNK26                                            None

Master Servicer on the 560 Mission Street loan under the BMARK 2020-B16 PSA.

Depositor                                           Morgan Stanley Capital I Trust 2020-HR8                                               Series 2020-HR8                                                 Special Servicer

Special Servicer on the Bushwick Multifamily Portfolio loan under WFCM 2020-C56 PSA.

Depositor                                           BANK 2021-BNK32                                                                                 Series 2021-BNK32                                             None

Master Servicer on the Boca Office Portfolio loan under the BMARK 2021-B24 PSA

Depositor                                           MSC 2021-L5                                                                                            Series 2021-L5                                                     None

Master servicer on the Signature Office Portfolio and the Appletree Business Park loans under the GSMS 2020-GSA2 PSA and the McCarthy Ranch loan under the MSC 2020-L4 PSA

Depositor	MHC 2021-MHC2	Series 2021-MHC2	Servicer
Depositor	MSC 2021-L6	Series 2021-L6	Master Servicer
Master and Special Servicer on the Woodbridge Corporate Plaza Leased Fee loan under the Benchmark 2021-B28 PSA
Depositor	BX 2021-SDMF	Series 2021-SDMF	Special Servicer
Depositor	MSC 2021-L7	Series 2021-L7	None
Special Servicer on the One SoHo Square loan under the SOHO 2021-SOHO PSA
Depositor	BX 2021-LGCY	Series 2021-LGCY	Special Servicer
Depositor	BANK 2021-BNK38	Series 2021-BNK38	Special Servicer
Depositor	Morgan Stanley Capital I Trust 2022-L8	Series 2022-L8	Master Servicer

Master Servicer on the Bedrock Portfolio loan under the Benchmark 2022-B32 PSA and on the Master Servicer on the Rose Castle Apartments loan under the BBCMS 2022-C15 PSA

Depositor                                           BANK 2022-BNK41                                                                                 Series 2022-BNK41                                              None

Master Servicer on the Constitution Center loan and the MSC 2022-L 8 PSA

Master Servicer on the ExchangeRight Net Leased Portfolio #54 loan under the MSC 2022-L8 PSA.

Depositor                                           BANK 2022-BNK44                                                                                 Series 2022-BNK44                                               None

Master Servicer on the Constitution Center loan and the MSC 2022-L8 PSA

Master Servicer on the One Campus Martius loan under Benchmark 2022-B36 PSA.

Special Servicer on the One Campus Martius loan under Benchmark 2022-B36 PSA until May 2, 2023.

Depositor                                           MSWF 2023-1                                                                                           Series 2023-1                                                         None

Master Servicer on the Pacific Design Center loan under the Benchmark 2023-B38 PSA.

Master Servicer on the Cumberland Mall loan under the Benchmark 2023-V2 PSA.

Master Servicer on the Heritage Plaza loan under the Benchmark 2023-V2 PSA until September 28, 2023.

Depositor	BANK5 2023-5YR2	Series 2023-5YR2	Primary Servicer

Master Servicer on the ICP/IRG Holdings Portfolio loan under the Benchmark 2023-V2 PSA and on the Miracle Mile Shops loan under the MIRA 2023-MILE TSA.

Master Servicer on the Back Bay Office loan under the Benchmark 2023-B39 PSA.

Master Servicer on the Heritage Plaza loan under the Benchmark 2023-V2 PSA until September 28, 2023.

Depositor	CRSO 2023-BRND	Series 2023-BRND	Special Servicer
Depositor	The 2023- MIC	Series 2023-MIC	Servicer